Exhibit 10.3

FACILITY GUARANTY

FACILITY GUARANTY (this “Guaranty”), dated as of July 30, 2024, by SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Utah corporation (the “Guarantor”) in favor of (a) PLC Agent LLC, as administrative and collateral agent (in such capacities, the “Agent”), for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below), and (b) the Credit Parties.

W I T N E S S E T H

WHEREAS, reference is made to that certain ABL Term Loan Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented, or modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meaning given to such term in the Credit Agreement), by and among (i) Sportsman’s Warehouse, Inc., a Utah corporation, for itself and as representative (in such capacity, the “Lead Borrower”) for the Borrowers from time to time party thereto (together with the Lead Borrower, collectively, the “Borrowers” and each, a “Borrower”), (ii) the Borrowers from time to time party thereto, (iii) the Guarantors party thereto, (iv) the Lenders from time to time party thereto (the “Lenders”), and (v) the Agent.

WHEREAS, the Lenders have agreed to make Loans to the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.

WHEREAS, Guarantor acknowledges that it will receive direct and indirect benefits from the availability of the credit facility provided for in the Credit Agreement and from the making of the Loans by the Lenders.

WHEREAS, the obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery of this Guaranty. As consideration therefor, and in order to induce the Lenders to make Loans, the Guarantor is willing to enter into this Guaranty in the form hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1. Guaranty. Guarantor irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) and performance by each of the Borrowers of all Obligations (collectively, the “Guaranteed Obligations”), including all such Guaranteed Obligations which shall become due but for the operation of the Debtor Relief Laws. The Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation. Notwithstanding the foregoing, with respect to any Guarantor, the term “Guaranteed Obligations” shall exclude any Excluded Swap Obligations with respect to such Guarantor.

SECTION 2. Guaranteed Obligations Not Affected. To the fullest extent permitted by applicable Law, Guarantor waives presentment to, demand of payment from, and protest to, any

Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of this Guaranty, notice of protest for nonpayment and all other notices of any kind. To the fullest extent permitted by applicable Law, the obligations of Guarantor hereunder shall not be affected by (a) the failure of the Agent or any other Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any Loan Party under the provisions of the Credit Agreement, any other Loan Document or otherwise or against any other party with respect to any of the Guaranteed Obligations, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, or of any other Loan Document or any other agreement, with respect to any Loan Party or with respect to the Guaranteed Obligations, (c) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Agent or any other Credit Party, or (d) the lack of legal existence of any Loan Party or legal obligation to discharge any of the Guaranteed Obligations by any Loan Party for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party.

SECTION 3. Security. Guarantor hereby acknowledges and agrees that the Agent and each of the other Credit Parties may (a) take and hold security for the payment of this Guaranty and the Guaranteed Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine, and (c) release or substitute any one or more endorsees, Borrowers, other Loan Parties or other obligors, in each case without affecting or impairing in any way the liability of Guarantor hereunder.

SECTION 4. Guaranty of Payment. Guarantor further agrees that this Guaranty constitutes a guarantee of payment and performance when due of all Guaranteed Obligations and not of collection and, to the fullest extent permitted by applicable Law, waives any right to require that any resort be had by the Agent or any other Credit Party to any of the Collateral or other security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Agent or any other Credit Party in favor of any Loan Party or any other Person or to any other Guarantor of all or part of the Guaranteed Obligations. Any payment required to be made by Guarantor hereunder may be required by the Agent or any other Credit Party on any number of occasions and shall be payable to the Agent, for the benefit of the Agent and the other Credit Parties, in the manner provided in the Credit Agreement.

SECTION 5. Indemnification.

(a)
Without limiting or duplicating any of their indemnification obligations under the Credit Agreement or the other Loan Documents, Guarantor shall indemnify the Agent (and any sub-agent thereof), each other Credit Party, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, settlement payments, costs and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee) incurred, suffered, sustained or required to be paid by any Indemnitee or asserted against any Indemnitee by any third party or by Guarantor arising out of, in connection with, or as a result of, (i) the execution or delivery of this Guaranty, the Credit Agreement, any other Loan Document or any other agreement or instrument contemplated hereby or thereby, the performance by the Loan Parties hereto of their respective obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Agent (and any sub-agent thereof) and their Related Parties only, the administration of this Guaranty, the Credit Agreement and the other Loan Documents, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to or arising from any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Guarantor, or any of the Guarantor’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (y) the gross negligence or willful misconduct of such Indemnitee or (z) bad faith.
(b)
To the fullest extent permitted by applicable Law, the Guarantor shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guaranty, the Credit Agreement, any other Loan Document or any agreement or instrument contemplated hereby, or the transactions contemplated hereby or thereby. No Indemnitee referred to in subsection (a) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Guaranty, the Credit Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
(c)
The agreements in this Section 5 shall survive the resignation of the Agent and the payment in full of the Guaranteed Obligations in accordance with Section 1.02(d) of the Credit Agreement (“Payment in Full”).

SECTION 6. No Discharge or Diminishment of Guaranty. The obligations of Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than upon the Payment in Full of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the Guaranteed Obligations of Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Guaranty, the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of Guarantor or that would otherwise operate as a discharge of Guarantor as a matter of law or equity (other than the Payment in Full of the Guaranteed Obligations).

SECTION 7. Defenses of Loan Parties Waived. To the fullest extent permitted by applicable Law, Guarantor waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the Payment in Full of the Guaranteed Obligations. Guarantor hereby acknowledges that the Agent and the other Credit Parties may, at their election and pursuant to the terms and conditions of the Credit Agreement, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of each such Guarantor hereunder except to the extent that the Payment in Full of the Guaranteed Obligations has occurred. Pursuant to, and to the extent permitted by, applicable Law, Guarantor waives any defense arising out of any such election and waives any benefit of and right to participate in any such foreclosure action, even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement, indemnity, contribution or subrogation or other right or remedy of such Guarantor against any Loan Party, as the case may be, or any security. Guarantor agrees that it shall not assert any claim in competition with the Agent or any other Credit Party in respect of any payment made hereunder in connection with any proceedings under any Debtor Relief Laws.

SECTION 8. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Credit Party has at law or in equity against Guarantor by virtue hereof, upon the failure of any Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agent or such other Credit Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations. Upon payment by Guarantor of any sums to the Agent or any other Credit Party as provided above, all rights of such Guarantor against any Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior Payment in Full of the Guaranteed Obligations. In addition, any indebtedness of any Borrower or any other Loan Party now or hereafter held by Guarantor is hereby subordinated in right of payment to the prior Payment in Full of the Guaranteed Obligations and Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

SECTION 9. Limitation on Guaranty of Guaranteed Obligations. In any action or proceeding with respect to Guarantor involving any state corporate law, the Debtor Relief Laws or any other state or federal bankruptcy, insolvency, reorganization or other laws affecting the rights of creditors generally, if the obligations of such Guarantor under this Guaranty would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Guaranty, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Credit Party, the Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

SECTION 10. Information. Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the other Credit Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks. The Guarantor has reviewed and approved copies of the Loan Documents and are fully informed of the remedies the Agent may pursue, with or without notice to the Guarantor.

SECTION 11. Termination. This Guaranty (a) shall terminate when Payment in Full of the Guaranteed Obligations has occurred, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Credit Party or Guarantor in connection with Debtor Relief Laws or otherwise.

SECTION 12. Costs of Enforcement. Without limiting or duplicating any of their obligations under the Credit Agreement or the other Loan Documents, the Guarantor, agrees to pay on demand all Credit Party Expenses in connection with (i) the administration, negotiation, documentation or amendment of this Guaranty, and (ii) the Agent’s or any other Credit Party’s efforts to collect and/or to enforce any of the Guaranteed Obligations of Guarantor hereunder and/or to enforce any of the rights, remedies, or powers of the Agent or any other Credit Party against or in respect of Guarantor (whether or not suit is instituted by or against the Agent or any other Credit Party).

SECTION 13. Binding Effect; Assignments. Whenever in this Guaranty any party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantor that are contained in this Guaranty shall bind and inure to the benefit the Guarantor and its respective successors and assigns. This Guaranty shall be binding upon each of the Guarantor and its respective successors and assigns, and shall inure to the benefit of the Agent and the other Credit Parties, and their respective successors and assigns, except that Guarantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void), except as expressly permitted by this Guaranty or the Credit Agreement.

SECTION 14. Waivers; Amendment.

(a)
The rights, remedies, powers, privileges, and discretions of the Agent hereunder and under applicable Law (herein, the “Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No delay or omission by the Agent in exercising or enforcing any of the Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent of any Event of Default or default under any other agreement shall operate as a waiver of any other Event of Default or default hereunder or under any other agreement. No single or partial exercise of any of the Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any Person, at any time, shall preclude the other or further exercise of the Agent’s Rights and Remedies. No waiver by the Agent of any of the Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Agent may determine. The Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Guaranteed Obligations. No waiver of any provisions of this Guaranty or any other Loan Document or consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in the same, similar or other circumstances.
(b)
Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Agent and the Guarantor with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 15. Copies and Facsimiles. This instrument and all documents which have been or may be hereinafter furnished by Guarantor to the Agent may be reproduced by the Agent by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

SECTION 16. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 17. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement, provided that communications and notices to the Guarantor may be delivered to the Lead Borrower on behalf of the Guarantor.

SECTION 18. Survival of Agreement; Severability.

(a)
All covenants, agreements, indemnities, representations and warranties made by the Guarantor herein and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty, the Credit Agreement or any other Loan Document shall be considered to have been relied upon by the Agent and the other Credit

Parties and shall survive the execution and delivery of this Guaranty, the Credit Agreement and the other Loan Documents and the making of any Loans by the Lenders, regardless of any investigation made by the Agent or any other Credit Party or on their behalf and notwithstanding that the Agent or other Credit Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect until Payment in Full of the Guaranteed Obligations has occurred. The provisions of Section 5 and Section 11(b) hereof shall survive and remain in full force and effect regardless of the repayment of the Guaranteed Obligations, the expiration or termination of the Commitments or the termination of this Guaranty or any provision hereof.

(b)
Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 19. Counterparts. This Guaranty may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Guaranty by electronic transmission shall be as effective as delivery of a manually executed counterpart of this Guaranty.

SECTION 20. Rules of Interpretation. The rules of interpretation specified in Section 1.02 through 1.06 of the Credit Agreement shall be applicable to this Guaranty.

SECTION 21. Jurisdiction; Waiver of Venue; Consent to Service of Process.

(a)
GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND GUARANTOR

IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE AGENT OR ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(b)
GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(c)
GUARANTOR IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 17. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 22. Waiver of Jury Trial. THE GUARANTOR, THE AGENT, AND EACH CREDIT PARTY (BY ITS ACCEPTANCE HEREOF) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE GUARANTOR, THE AGENT, AND EACH CREDIT PARTY (BY ITS ACCEPTANCE HEREOF) (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO (OR ACCEPT) THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 22.

SECTION 23. Right of Setoff. If an Event of Default shall have occurred and be continuing or if any Lender shall have been served with a trustee process or similar attachment relating to property of a Loan Party, each Credit Party and each of its respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Agent or the Required Lenders, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Credit Party or any such Affiliate to or for the credit or the account of Guarantor against any of and all the Guaranteed Obligations of such Guarantor now or hereafter existing under this Guaranty or any other Loan Document to such Credit Party, irrespective of whether or not such Credit Party shall have made any demand under this Guaranty or any other Loan Document and although such obligations of such Guarantor may be unmatured or are owed to a branch or office of such Credit Party different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Credit Party and its respective Affiliates under this Section 23 are in addition to other rights and remedies (including other rights of setoff) that such Credit Party or its respective Affiliates may have. Each Credit Party agrees to notify the Guarantor and the Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty as of the day and year first above written.

Guarantor:

SPORTSMAN’S WAREHOUSE HOLDINGS,
INC., a Utah corporation

By:	/s/ Jeff White
Name:	Jeff White
Title:	Chief Financial Officer

[Signature Page to Guaranty (PLC)]

The foregoing is acknowledged and agreed:

Agent:

PLC AGENT LLC

By:	Pathlight Capital LP,
Its Sole Member

By:	Pathlight GP LLC,
Its General Partner

By:	/s/ Brian Lindblom
Name:	Brian Lindblom
Title:	Managing Director

[Signature Page to Guaranty (PLC)]